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                                                                   EXHIBIT 10.13


                    MERCANTILE-SAFE DEPOSIT & TRUST COMPANY

                                 REVOLVING NOTE
                                  (Commercial)
$2,000,000.00                                                    April 4, 1996

         In this Note, the Bank named above is hereinafter referred to as "Bank." The Undersigned means each and all parties who sign below, whether one or more than one, and their obligations hereunder are joint and several.

         On Demand, the Undersigned promises to pay to the order of Bank $2,000,000.00 (Two Million & 00/100 U.S. Dollars), or so much thereof as Bank in its discretion has advanced or readvanced and is outstanding hereunder (being herein called "Principal Sum"), with interest as sated below on the Principal Sum. Bank has established a revolving line of credit for Undersigned from which Undersigned, subject to Bank's consent, may obtain one or more loans from time to time, with the aggregate unpaid Principal Sum of such loans actually advanced and remaining unpaid not to exceed the face amount of this Note. Advances and readvances hereunder remaining unpaid from time to time shall bear interest each day until paid at a daily periodic rate corresponding to an annual percentage rate equal to 1% percent above Mercantile's prime rate (being herein called the "Index"). The daily periodic interest rate will increase or decrease as the Index increases or decreases. Where Bank's Prime Rate is used as the Index, the "Prime Rate" is one of several rates set by Bank from time to time as an interest rate base for borrowings. Bank may lend at rates above and below the Prime Rate. Interest shall be due and payable monthly beginning 5/1/96.

         If Maker fails to pay any amount within 15 days after the date on which it is due, Maker agrees to pay a late charge of the greater of $2 or 5% of the delinquent amount. All payments will be applied in any manner we chose except as otherwise required by applicable law. Generally, payments are applied first to interest due; second to principal due; third to late charges; fourth to any remaining interest and finally to the remaining principal.

         Maker covenants to provide Bank such financial information as Bank may request from time to time and authorizes Bank to make all inquiries it deems necessary to verify the accuracy of the information provided, to protect and maintain its assets in good condition and repair, free of all liens and encumbrances, to keep its assets insured against loss by fire, theft and other casualties as required by Bank in such amounts and by carriers satisfactory to Bank, not to dispose of any assets except in the ordinary course of business, and to pay all taxes and assessment when due.

         Advances and readvances hereunder may be prepaid in whole or in part. The fact that the balance hereunder may be reduced to zero from time to time will not affect the continuing validity of this Note, and the balance may be increased to the face amount of the Note after such reductions to zero. Bank in its discretion may make an advance which causes the principal
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balance to exceed the face amount of the Note and such excess shall be paid by the Undersigned upon demand with interest as provided above.

         Each of the following events shall constitute a default hereunder; (a) the breach of any representation in or the failure of any Obligor (which term shall include each Maker, endorser, surety and guarantor of any of the Liabilities) to perform any covenant or agreement under any of the Liabilities (which term shall include all obligations under this Note, and any renewals, extensions or modifications thereof, and all other obligations of any kind of Maker to Bank and to any other party to the extent of Bank's interest therein, now or hereafter existing, including liabilities to Bank of Maker as a member of any partnership or other group and whether incurred by Maker as principal or otherwise); (b) the death of any Obligor; (c) the filing of any petition under the Federal Bankruptcy Code or any similar Federal or state statute, by or against any Obligor; (d) and application or the appointment of a receiver for, the making of a general assignment for the benefit of creditors by, or the insolvency of any Obligor; (e) commencement of any proceeding under any Federal or state statute or rule providing for the relief of debtors, composition of creditors, arrangement, reorganization, receivership liquidation or any similar event by or against any Obligor; (f) the entry of a judgment against any Obligor; (g) the issuing of any attachment or garnishment, or the filing of any lien, against any property of any Obligor; (h) the suspension by any Obligor of the transaction of such Obligor's usual business; (i) the merger or consolidation of any corporate Obligor with any other corporation or the transfer, disposition or incumbrance of all or a substantial part of the assets of any Obligor; (j) if any Obligor misinformed or failed to inform Bank as to any matter which the Bank deems material to a Liability; (k) the determination by an officer of Bank that an adverse change has occurred in the financial condition of any Obligor from the condition of such Obligor as heretofore most recently disclosed to Bank by a financial statement or in any other manner. If this Note is payable upon demand, demand may be made whether or not an event has occurred.

         To secure payment of the Liabilities, the Bank is hereby granted a lien and security interest in all property of any obligor held now or hereafter by Bank in any capacity and upon the occurrence of any default hereunder Bank shall have the right, immediately and without further action by it, to set-off against any of the Liabilities, all such property, and Bank shall be deemed to have exercised such right of set-off and to have made a charge against such property immediately upon the occurrence of such default even though such charge is made or entered subsequently on the books of Bank.

         A delay by Bank in exercising any right or remedy shall not constitute a waiver. A waiver of a default, right or remedy shall not constitute a waiver of a subsequent default, right or remedy. A single or partial exercise of a right or remedy shall not preclude or constitute a waiver of any unexercised right or remedy. Bank will not waive a default by accepting partial payment of any amount due. All rights and remedies hereunder and under applicable laws shall be cumulative. Every obligation of each Obligor is joint and several. Bank may exercise its rights against Collateral or an Obligor without first having recourse against any other collateral or Obligor.


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         Whenever any Obligor shall be in default hereunder, Bank at its option
(1) may cure the default at Maker's expense; (2) may refuse to make further advances; (3) may declare any of the Liabilities immediately due and payable; and (4) may exercise any or all rights and remedies available to it under the Liabilities and applicable law.

         Maker convenants to pay on demand, with interest until paid in full at the rate imposed upon principal herein, all expenses incurred by Bank, including legal fees, to cure any default herein, to enforce any provisions of the Liabilities or to exercise any right or remedy.

         Each Obligor waives presentment, notice of dishonor, protest and all other demands and notices in connection with any of the Liabilities and with respect to any collateral and waives any right to trial by jury and further agrees that the courts of the State of Maryland shall have personal jurisdiction over it in any legal proceedings with respect to any of the Liabilities. Each Obligor without further notice assents to all extensions of the time of payment of any Liability or any other indulgence or modification of a Liability, to any substitution, exchange or release of collateral and to the addition or release of any Obligor, whether or not done for consideration, all without in any way affecting its obligation. Bank may unjustifiably and without reservations of rights impair any Obligor's recourse against another obligor or collateral. Except when invalid or unenforceable by statute or otherwise, each and every Obligor authorizes any attorney designated by Bank to confess judgment in any Court of Record and authorizes Bank to instruct the clerk of any Court of Records to confess judgment against such Obligor at any time after this Note is due by its terms or upon default, for the unpaid balance of this Note and interest payable thereon, together with court costs and all other amounts payable to Bank pursuant thereto, including an attorney's fees of 15% of the total sum due, provided, however, that any lien arising from such confession of judgment shall not without further proceedings, apply or attach to any real property as described in section 12-40(i) of the Maryland Secondary Mortgage Loan Law as the same may be amended from time to time unless this is a loan to a corporation or a commercial loan in excess of $75,000.00.

         The Undersigned hereby authorizes the Bank to accept instructions by telephone from any of the Undersigned or a duly authorized representative of the Undersigned to make advances or receive a repayment hereunder. All advances made hereunder shall be credited to the Undersigned's deposit account with the Bank. The Undersigned agrees that the actual crediting of the sum of money so borrowed to the Undersigned's deposit account shall constitute conclusive evidence that the advance was made, and the failure of the Bank to forward to the Undersigned an advice of credit shall not affect the obligation of the Borrower to repay such advance.

         The Note contains the full agreement of the parties and may be modified only by a writing executed by the party to be charged.





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         This Note is executed and delivered the date above written as an instrument under Seal, specifically intending it to be a specialty and shall be governed by the Laws of the State of Maryland.

CORPORATIONS OR PARTNERSHIPS                          INDIVIDUALS SIGN BELOW
SIGN BELOW

Trusted Information Systems, Inc.          (SEAL)                              (SEAL)
- -------------------------------------------           -------------------------

By:      /s/ Stephen T. Walker             (SEAL)                              (SEAL)
   ----------------------------------------           -------------------------
         Stephen T. Walker, President
By:                                        (SEAL)                              (SEAL)
   ----------------------------------------           -------------------------


                                    GUARANTY

         In consideration of the loan or forebearance evidenced by the foregoing Note, the undersigned (jointly and severally) absolutely and unconditionally guarantees to Bank and every subsequent holder of the Note (irrespective of its genuineness, validity, regularity or enforceability or any other circumstance) the prompt payment of the Note when due, according to its terms, which are incorporated herein, and as they may be modified subsequently by any extension or renewal, in whole or in party, any change in the interest rate or other term, or the exchange, assignment, extension, waiver, modification or surrender of any related right or security; and Bank and every subsequent holder of the Note at its option may proceed in the first instance against the undersigned to collect any obligation covered by this Guaranty, without first proceeding against any Collateral or other Obligor.

         Any debt of Borrower to the Undersigned, now or hereafter existing, is and shall be subordinated to the indebtedness and liability herein guaranteed. The Undersigned agrees not to assert any right, directly or by subrogation, against the Borrower or any assets securing payment of the indebtedness or liability herein guaranteed, so long as this Guaranty is outstanding.





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         Executed and delivered on the date of the foregoing Note under Seal and specifically intending this to be a specialty, governed by the laws of the State of Maryland.


CORPORATIONS OR PARTNERSHIPS                          INDIVIDUALS SIGN BELOW
SIGN BELOW

                                                                                     (SEAL)
- -------------------------------------------------     -------------------------------
Name of Corporation or Partnership                    Stephen T. Walker

By:                                        (SEAL)                                    (SEAL)
   ----------------------------------------           -------------------------------
                                                      Martha A. Branstad

By:                                        (SEAL)                                    (SEAL)
   ----------------------------------------           -------------------------------





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